                                                                    EXHIBIT 99.1

                             JOINT FILER INFORMATION

                           Other Reporting Person(s)

1.       PALOGIC VALUE FUND, L.P.

                Item                                  Information

Name:                                  PALOGIC VALUE FUND, L.P.

Address:                               5310 Harvest Hill Road, Suite 110,
                                       Dallas, Texas 75230

Designated Filer:                      Palogic Value Management, L.P.

Date of Event Requiring Statement      July 14, 2015
(Month/Day/Year):

Issuer Name and Ticker or Trading      QAD Inc. [QADA, QADB]
Symbol:

Relationship of Reporting Person(s)    10% Owner
to Issuer:

If Amendment, Date Original Filed      Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:      Form filed by More than One Reporting
                                       Person

Signature:                             By:      Palogic Value Management, L.P.
                                       Its:     General Partner

                                       By:      Palogic Capital Management, LLC
                                       Its:     General Partner

                                       By:      /s/ Ryan L. Vardeman
                                                --------------------------------
                                       Name:    Ryan L. Vardeman
                                       Title:   Sole Member
                                       Date:    July 15, 2015

2.       PALOGIC CAPITAL MANAGEMENT, LLC

                Item                                  Information

Name:                                  PALOGIC CAPITAL MANAGEMENT, LLC

Address:                               5310 Harvest Hill Road, Suite 110,
                                       Dallas, Texas 75230

Designated Filer:                      Palogic Value Management, L.P.

Date of Event Requiring Statement      July 14, 2015
(Month/Day/Year):

Issuer Name and Ticker or Trading      QAD Inc. [QADA, QADB]
Symbol:

Relationship of Reporting Person(s)    10% Owner
to Issuer:

If Amendment, Date Original Filed      Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:      Form filed by More than One Reporting
                                       Person

Signature:
                                       By:      /s/ Ryan L. Vardeman
                                                --------------------------------
                                       Name:    Ryan L. Vardeman
                                       Title:   Sole Member
                                       Date:    July 15, 2015

3.       RYAN L. VARDEMAN

                Item                                  Information

Name:                                  RYAN L. VARDEMAN

Address:                               5310 Harvest Hill Road, Suite 110,
                                       Dallas, Texas 75230

Designated Filer:                      Palogic Value Management, L.P.

Date of Event Requiring Statement      July 14, 2015
(Month/Day/Year):

Issuer Name and Ticker or Trading      QAD Inc. [QADA, QADB]
Symbol:

Relationship of Reporting Person(s)    10% Owner
to Issuer:

If Amendment, Date Original Filed      Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:      Form filed by More than One Reporting
                                       Person

Signature:
                                       /s/ Ryan L. Vardeman
                                       -----------------------------------------
                                       Date:    July 15, 2015